PROSPECTUS

                                                                 August 28 ,2002



                              THE CANANDAIGUA FUNDS

           The Canandaigua Funds are:

                     o   The Equity Fund

                     o   The Bond Fund

           Please read this Prospectus and keep it for future reference. It contains important information, including information on how each Fund invests shareholders' funds and the services that each Fund offers to shareholders.



           SHARES OF THE CANANDAIGUA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF ANY BANK, AND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                              The Canandaigua Funds
                    Canandaigua National Bank & Trust Company
                              72 South Main Street
                           Canandaigua, New York 14424
                   (585) 419-0600 or 1-800-724-2621, Ext. 0600

                                TABLE OF CONTENTS



Questions Every Investor Should Ask Before Investing in The Funds...........3

What are The Funds' objectives?.............................................3

What are The Funds' principal investment strategies?........................3

What are the principal risks in investing in The Funds?.....................4

How have The Funds performed?...............................................5

Fees and Expenses...........................................................8

Management of The Funds.....................................................9

Investment Objectives and Principal Strategies.............................11

Your Fund Account..........................................................14

The Funds' Share Price.....................................................14

How to Purchase Shares.....................................................15

How to Redeem Shares.......................................................16

How to Exchange Shares.....................................................17

Dividends, Distributions and Tax Information on Your Shares................18

Financial Highlights.......................................................19

Privacy Statement..........................................................22

Additional Information.....................................................23

Appendix A.................................................................24

NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THE OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES, OR AN OFFER TO OR A SOLICITATION OF ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

  QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE CANANDAIGUA FUNDS



1.   WHAT ARE THE FUNDS' OBJECTIVES?

           Each of The Equity Fund and The Bond Fund has its own investment objective, which is considered fundamental to each respective Fund. The Funds' Board of Trustees may not change the investment objective of either Fund without shareholder approval.

THE EQUITY FUND.     The Equity Fund seeks long-term growth of asset value
                     through capital appreciation and dividend income.


THE BOND FUND.       The Bond Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal.

2.         WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

           Each of The Equity Fund and The Bond Fund has its own respective investment strategies. The Board of Trustees may change the investment strategies of either The Equity Fund or The Bond Fund without shareholder approval.

THE EQUITY FUND.          Under normal market conditions, the
                          Equity Fund invests at least 80% of its total assets in a diversified portfolio of common and preferred stocks, convertible securities, and warrants of U.S.
                          companies with mid- to large-sized market capitalizations (generally in excess of $2 billion).

                          The Investment Adviser utilizes a blended approach to investing in order to create a portfolio of "growth" and "value" securities. The Investment Adviser selects "growth" securities based on its analysis of an issuer's earnings and dividends prospects, cash flows, the strength of management and other market factors, which may affect the issuer's competitive position. In selecting "value" securities, the Investment Adviser seeks to identify issuers with lower profit to expense, price to earnings, and price to book ratios than the overall market or which have temporarily fallen out of favor with the investing community due to a decline in the overall market or other short-term adverse market conditions.


THE BOND FUND.            Generally, the Fund invests substantially
                          all of its total assets in bonds. The Investment
                          Adviser selects at least 80% of its total assets in debt obligations issued or guaranteed by the United
                          States Government, as well as debt securities of U.S.
                          corporations and securities receiving an "investment grade" rating from Moody's Investment Services or Standard & Poor's Corporation. It is expected that the dollar-weighted average credit quality will be A. In making investments in The Bond Fund, the Investment
                          Adviser will generally select fixed-income securities with maturities in excess of one year, but not more than thirty years. However, it is expected that the dollar-weighted average maturity of The Bond Fund will not exceed ten years.

3.         WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE CANANDAIGUA FUNDS?

           Investors in the Funds may lose money. Shares of the Funds are not bank deposits or obligations of any bank, and are not guaranteed or insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There are risks associated with investments in the types of securities in which the Funds invest. The most significant risks include:

           THE EQUITY AND BOND FUNDS:

                     MARKET AND ECONOMIC RISK: The prices of the securities in which the Funds invest may decline for a number of reasons, including:

                     o Actual earnings that do not meet generally accepted forecasts or estimates of earnings.

                     o Changes in the general interest rate environment may have a negative impact on the valuation of earnings.

                     o Social or national political changes may alter an investor's future expectations of company earnings.

           THE EQUITY FUND

                      VOLATILITY RISK: The Equity Fund may exhibit more share
                     price volatility than its benchmark index, the S&P 500(R) Index. The volatility is partly a function of the size of The Equity Fund and the fact that there are substantially less than 500 issues in the portfolio at any one time. Additionally, the Investment Adviser may select companies whose anticipated earnings growth rate is greater than the current price-to-earnings ratio. In the event of an earnings shortfall, these companies' share price performances tend to react with substantial downward risk exposure.

           THE BOND FUND

                     INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Long-term obligations are usually more sensitive to interest rate changes than shorter-term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, extended periods of increases in interest rates may cause significant declines in bond prices.

                     CREDIT RISK: The issuers of the bonds and other debt securities held by The Bond Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial conditions that would lower the credit quality of their securities, leading to a decline in the price of those securities.

                     MATURITY RISK: A characteristic of bonds with longer-term maturities is that when interest rates go up or down, their prices fluctuate more sharply than bonds with shorter-term maturities.

           The Equity Fund will generally have a more volatile unit value and lower current yield than The Bond Fund. Indeed, by stressing current yields through fixed-income securities, The Bond Fund may provide greater stability of unit value than The Equity Fund. However, investments in The Bond Fund should not be expected to appreciate in value to the same extent as investments in The Equity Fund, since there will be minimal participation in the general equity markets. Because of these risks, prospective investors who are uncomfortable with an investment that may fluctuate in value should not invest in the Funds.

4.         HOW HAVE THE CANANDAIGUA FUNDS PERFORMED?


           The bar chart and table that follow provide some indication of the risks of investing in The Equity Fund and The Bond Fund by showing changes in each Funds' performance from year to year, beginning in 1993 and by showing how the Fund's average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Please remember that neither Fund's before or after tax performance is an indication of future performance. A Fund may perform better or worse in the future.



                              THE CANANDAIGUA FUNDS

           During the periods shown in the bar chart, the Bond Fund's best quarterly performance was 7.25% (quarter ended March 31, 1995) and its lowest quarterly performance was -2.25% (quarter ended March 31, 1994).


                                 THE BOND FUND
                    PER SHARE TOTAL RETURN PER CALENDAR YEAR






[GRAPH DELETED HERE]

The Equity Fund's best quarterly performance was 25.97% (quarter ended December 31, 1998) and its lowest quarterly performance was -21.14% (quarter ended March 31, 2001).

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2001)

                                 THE EQUITY FUND

                                    PAST YEAR    PAST 5 YEARS   SINCE INCEPTION
                                                                 OF THE FUND
                                    ---------    ------------   ---------------
                                                                   (9/8/92)

         ---------------------------------------------------------------------
         Return before taxes        -29.49%         6.27%           9.14%

         Return after taxes on
         distributions(1)           -29.54%         5.06%           8.48%

         Return after taxes on
         Distributions and sale
         of Fund shares(1)          -17.93%         4.79%           7.57%

         S&P 500(R)Index(2)         -11.88%        10.69%          13.77%



      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2001)


                                  THE BOND FUND

                                      PAST YEAR   PAST 5 YEARS  SINCE INCEPTION
                                                                 OF THE FUND

                                                                   (9/8/92)

       ------------------------------------------------------------------------
       Return before taxes               8.71%       6.66%        6.07%

       Return after taxes on
       distributions(1)                  6.39%       4.93%        5.14%

       Return after taxes on
       distributions and sale
       of Fund shares(1)                 5.26%       4.52%        4.55%

       Lehman Brothers
       Intermediate
       Government/ Corporate Index(3)    8.98%       7.10%        6.64%


(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) S&P 500(R) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses.

(3) The Lehman Brothers Intermediate Government/Corporate Index is a diversified, unmanaged index of corporate and U. S. government bonds.




FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

                                                    EQUITY FUND       BOND FUND
                                                    -----------       ---------

Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of the offering price)                     None           None
Maximum Deferred Sales Charge (Load)                    None           None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends and Distributions      None           None
Redemption Fee                                          None           None
Exchange Fee                                            None           None


FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                         1.00%          1.00%
Distribution and/or Service Fees (12b-1 Fees)           0.00%          0.00%
Other Expenses                                          0.42%          4.45%
Total Fund Operating Expenses                           1.42%          5.45%
Contractual Fee Waivers and
  Expense Reimbursements                                None(1)       -4.95%(2)

Net Annual Fund Operating Expenses                      1.42%(1)       0.50%(2)


----------

(1) As a result of contractual and voluntary fee waivers and expense reimbursements by the Investment Adviser during 2001, the Equity Fund's actual Total Annual Fund Operating Expenses were 1.35%. The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Total Annual Operating Expenses of the Equity Fund do not exceed 1.50% for fiscal year 2002. Voluntary fee waivers and reimbursements may be terminated by the Investment Adviser at any time.

(2) As a result of voluntary fee waivers and expense reimbursements by the Investment Adviser during 2001, the Bond Fund's actual Total Annual Fund Operating Expenses were 0.42%.

           The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Total Annual Operating Expenses of the Bond Fund do not exceed 0.50% for fiscal year 2002. Voluntary fee waivers and reimbursements may be terminated by the Investment Adviser at any time.





EXAMPLE
-------

           THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% ANNUAL RETURN, THAT YOU REINVEST ALL DIVIDENDS AND DISTRIBUTIONS, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS OF INVESTING IN EACH FUND WOULD
BE:

                        YEAR            EQUITY FUND(1)        BOND FUND(2)
                        ----            -----------           ---------

                          1               $  145                 $   50

                          3               $  449                 $1,130

                          5               $  776                 $2,201

                         10               $1,702                 $4,835




           (1) If the Equity Fund's actual percentage of net operating expenses, net of reductions for voluntary fee waivers and expense reimbursements, for 2001 had been used in the example above, the assumed cost of investing in the Equity Fund would be for Year 1 - $137, Year 3 - $428, Year 5 - $739 and Year 10 - $1,624.


           (2) If the Bond Fund's actual percentage of net operating expenses, net of reductions for voluntary fee waivers and expense reimbursements, for 2001 had been used in the example above, the assumed cost of investing in the Bond Fund would be for Year 1 - $43, Year 3 - $135, Year 5 - $235 and Year 10 - $530.


                             MANAGEMENT OF THE FUNDS
                               BOARD OF TRUSTEES

           The Canandaigua Funds are governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Delaware Law.

                               INVESTMENT ADVISER

           Subject to the direction of the Board of Trustees, The Canandaigua National Bank & Trust Company acts as the Investment Adviser to each of The Funds. The Investment Adviser's address is:

                              72 South Main Street
                           Canandaigua, New York 14424

           The Investment Adviser is a commercial bank offering a wide range of banking services to its customers in the Canandaigua and Rochester, New York area since 1887. Under its Investment Management Agreement with the Funds, the Investment Adviser manages the investment of the assets of each Fund in conformity with the stated objectives and strategies of that Fund. It is the responsibility of the Investment Adviser to make investment decisions for each of the Funds and to provide continuous supervision of their investment portfolios. In doing so, the Investment Adviser places orders to purchase and sell securities on behalf of each Fund and selects broker-dealers that, in the Investment Adviser's judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The Investment Adviser provides these services principally through the portfolio managers, who are members of the Investment and Trust Departments of the Investment Adviser.

           The Funds pay to the Investment Adviser a management fee computed daily and paid monthly at the annual rate of 1.00% of the value of the average daily net assets of each Fund. From 1994 through June 1997, the Board of Trustees had approved a reduction of the fee for The Bond Fund to 0.50%, which was further reduced to 0.00% in August 1997.

           The Funds pay other expenses related to its daily operations, such as custodian fees, trustees' fees, administrative fees, fund accounting fees, transfer agency fees, legal and auditing costs, which are subject to reimbursement at the discretion of the Investment Adviser. More information about the Investment Management Agreement and other expenses paid by the Funds is included in the Statement of Additional Information ("SAI"), which also contains information about brokerage policies and practices.

                                PORTFOLIO MANAGER

           Jay J. Bachstein is the Funds' portfolio manager. Mr. Bachstein joined the Investment Adviser in February 2000, bringing with him 9 years of experience in investment and finance. Before coming to the Investment Adviser, he was an Assistant Vice President and investment officer of Factory Point National Bank in Vermont. Before that, he was an account executive at Dean Witter Reynolds.

                                   DISTRIBUTOR

           Orbitex Funds Distributor, Inc., a broker-dealer registered with the National Association of Securities Dealers, Inc., distributes each Fund's shares. The Distributor is located at One Station Place, Suite 632, Stamford, CT 06902.

                        TRANSFER AGENT AND ADMINISTRATOR


           Under separate agreements with the Funds, Orbitex Data Services, Inc. ("ODS"), acts as each Fund's Transfer Agent. Orbitex Fund Services, Inc. ("OFS") acts as each Fund's Fund Accounting Agent and Administrator. ODS is located at 4020 South 147th Street, Omaha, NE 68137. OFS is located at 150 Motor Parkway, Hauppauge, New York 11788-0132.


                                    CUSTODIAN

           Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675, acts as Custodian of the assets of each Fund.



                 INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

           The Equity Fund seeks long-term growth of asset value through capital appreciation and dividend income. The Bond Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal. However, please remember that an investment objective is not a guarantee. An investment in the Funds might not earn income and investors could lose money.

           The investment strategies of each Fund described below are non-fundamental, which means that they may be changed by the Funds' Board of Trustees without shareholder approval. The investment objective of each Fund, however, is fundamental and may not be changed without shareholder approval. There is no guarantee that either Fund will achieve its investment objective. An investment in the Funds might not earn income and investors could lose money. Additional information regarding the investment policies and restrictions of each Fund has been provided for your review in the SAI.


           THE EQUITY FUND
           ---------------

           As stated above, The Equity Fund seeks to provide investors with long-term growth of asset value through capital appreciation and dividend income. Under normal circumstances, the Equity Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a diversified portfolio of common and preferred stocks, convertible securities, and warrants of U.S. companies with mid- to large-sized market capitalizations (generally in excess of $2 billion). The Equity Fund may invest in American Depositary Receipts for foreign companies that are traded on a U.S. securities exchange or on the NASDAQ stock market. For liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 10% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments.


           The Fund may also, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in high quality, short-term interest bearing debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, and U.S. Government securities. Such a decision, although not offering the opportunity for capital appreciation, might be deemed prudent to protect net asset value. When the Fund is making such defensive investments, the Fund may not achieve its investment objective.

           The Investment Adviser utilizes a blended approach to investing in order to create a balanced portfolio of both "growth" and "value" securities. In selecting growth stocks for The Equity Fund, the Investment Adviser considers companies that demonstrate:

           o    Above-average earnings;

           o    A strong franchise;

           o    Strong and steady cash flows and a recurring revenue stream;

           o A solid competitive position within in an industry with barriers to the entry of new competitors and the potential for high profit margins;

           o    Strong management teams with clearly defined strategies; and

           o New products or services that may serve as catalysts to accelerated growth.

           In selecting value stocks for The Equity Fund, the Investment Adviser considers companies:

           o Which are temporarily out of favor in the market due to a decline in the overall market or other short-term adverse market conditions;

           o Whose stock prices are temporarily depressed because of one-time earnings shortfalls;

           o Which have lower price-to-expense ratios than the overall market;

           o    Which have lower price-to-book ratios than the overall market;

           o    Which have lower price-to-sales ratios than the overall market;
                and

           o Which have lower price-to-earnings ratios than the overall market.

           In general, The Equity Fund will not invest in securities that have, in the judgment of the Investment Adviser, a high level of debt as a percentage of their total market capitalization.

           The Equity Fund is a diversified mutual fund which invests in the market sectors represented in the S&P 500(R) Index. The Investment Adviser generally utilizes a top-down approach in order to determine which market sectors offer the best investment opportunities for The Equity Fund and the extent to which The Equity Fund's assets should be allocated thereto. This approach involves an analysis of general economic factors such as interest rates, the rate of inflation, and the competitive environment within market sectors.


           PORTFOLIO TURNOVER. The frequency of The Equity Fund's portfolio transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Investment Adviser expects that the annual portfolio turnover rate for The Equity Fund will be approximately 150%.

           THE BOND FUND
           -------------


           The Bond Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal. To achieve this growth, The Bond Fund invests at least 80% in fixed-income debt securities. These include debt securities such as:


           o Bonds and notes issued or guaranteed by the United States government or its agencies.

           o    Bonds, notes and preferred stock of United States corporations.


           The Bond Fund invests substantially all of its assets in fixed income securities, which consist mainly of debt securities, such as bonds, notes and debentures issued by U.S. companies, bonds and notes issued or guaranteed by the U.S. Government or its agencies or instrumentalities and preferred stock of the U.S. companies. Normally, investments in The Bond Fund in cash equivalents will be minimal. However, when market conditions dictate a temporary "defensive" investment strategy, the Investment Adviser may decide to hold a portion of The Bond Fund, without limitation on amount, in cash equivalents. When so invested, the Fund may not achieve its investment objective.


           Debt obligations issued or guaranteed by the U.S. Government provide greater safety of principal but also generally provide lower current income than debt obligations of corporations. They include issues of the U.S. Treasury such as bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government which are established under the authority of an act of Congress.

           The Bond Fund will invest in debt securities of the United States corporations rated at least "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P") at the time of purchase. Debt securities carrying a rating of "Baa" from Moody's or "BBB" from S&P have speculative characteristics. If the rating of a debt security owned by the Fund is reduced below Baa/BBB, the Fund will not necessarily dispose of the security.

           The Bond Fund may also invest in other fixed-income securities such as preferred stock and securities of U.S. issuers that are rated Baa by Moody's or BBB by S&P, or unrated securities that the Investment Adviser determines are of comparable quality based upon such considerations as the issuer's financial strength, including its historic and current financial condition, its historic and projected earnings, and its present and anticipated cash flow; the issuer's debt maturity schedules and current and future borrowing requirements; and the issuer's continuing ability to meet its future obligations.

           The only non-interest paying securities to be held in the Bond Fund will be obligations evidencing ownership of future interest and principal payments on U.S. Treasury Bonds. Various forms of obligations exist to evidence future interest or principal payments on Treasury securities. Typically, such obligations take the form of custodial receipts issued pursuant to a custody agreement, which evidence ownership of future interest and principal payments on Treasury securities deposited with the custodian. The interest and principal payments on the underlying Treasury securities are direct obligations of the United States.


           In general, in investing the assets of The Bond Fund, the Investment Adviser will consider the governmental program under which the security was issued as well as the ratings. The Bond Fund will invest at least 80% of its total assets in fixed-income securities with maturities in excess of 1 year.

           The Investment Adviser may, however, invest in fixed-income securities with maturities of up to 30 years. The average maturity of securities in The Bond Fund will be based at least 80% upon the Investment Adviser's expectations of the future course of interest rates and then-prevailing price and yield levels in the fixed-income market. It is expected that the dollar-weighted average maturity of The Bond Fund will not exceed ten years. This limitation on the average maturity of The Bond Fund is expected to provide a more stable net asset value than would be the case with a longer-term fund. As of December 31, 2001, The Bond Fund's dollar-weighted average credit quality was AA, and its dollar-weighted average maturity was 5.01 years.


           Again, the Funds' objectives, stated above, are considered fundamental and therefore, the Board of Trustees may not revise them without shareholder approval. Each Fund's strategies, however, are considered non-fundamental and therefore the Board of Trustees may revise them, as necessary, from time to time, without shareholder approval.



                                YOUR FUND ACCOUNT

           THE FUNDS' SHARE PRICE

           The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates it net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading. Each Fund calculates its net asset value based on the market prices of the securities in its investment portfolio by adding the value of that Fund's investments plus cash and other assets, deducting liabilities and then dividing the results by the number of its shares outstanding. Each Fund will process purchase orders that it receives in proper form and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined on that day. It will process purchase orders that it receives in good and proper form and redemptions orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day that the New York Stock Exchange is open for regular trading.

           HOW TO PURCHASE SHARES

A.         READ THIS PROSPECTUS CAREFULLY.

B.         DETERMINE HOW MUCH YOU WANT TO INVEST, KEEPING IN MIND
           THE FOLLOWING MINIMUMS:

           1.   New accounts - $250.00

           2.   Existing accounts - $50.00

C.         COMPLETE THE FOLLOWING:

           1. For new accounts, the New Account Application accompanying this Prospectus, carefully follow the instructions.

           2.   For additional investments, prepare a brief letter stating:

                o    The registration of your account.

                o    The name of the Fund whose shares you want to purchase.

                o    Your account number.

           3. Make your check, in the amount of the purchase price of the shares, payable to "The Equity Fund" or "The Bond Fund."


                o    All checks must be drawn on U.S. Banks.

                o Include your account number on your check when you are adding to an existing account.

                o    The Funds will not accept cash or third party checks.

                o The Funds' Transfer Agent will charge a $15.00 fee against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by either Fund as a result.

           4.        Send the application and check to:

                           Orbitex Data Services, Inc.
                          4020 South 147th St, Suite 2
                                 Omaha, NE 68137


D.         OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS.

           The Funds may reject any share purchase application for any reason. The Funds do not issue share certificates. The Funds will send investors a written confirmation for all purchases of shares.

           HOW TO REDEEM SHARES

           A.   REQUESTING THE SALE OF SHARES.

           1.   Prepare a letter of instruction containing:

                o    The name of the registered owner(s).

                o    The name of the account(s).

                o    The name of The Fund(s).

                o    The Account number.

                o    The amount of money or number of shares being sold.

                o    Name and address of person to receive the money.

                o Additional information that The Fund(s) may require for redemption by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity.

            Please contact The Funds' Transfer Agent, in advance, at 1-888-693-9276 if you have any questions regarding the redemption of shares.

           2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

           3. Have the signatures guaranteed by one of the following financial institutions:

                o    U.S. bank or trust company.

                o    Broker, dealer, municipal securities broker or dealer.

                o    Government securities broker or dealer.

                o    Credit union, authorized to provide signature guarantees.

                o    National Securities Exchange.

                o    Registered Securities Association or clearing agency.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

           4.        Send a letter of instruction to:

                              The Canandaigua Funds
                         c/o Orbitex Data Services, Inc.
                          4020 South 147th St., Suite 2
                                 Omaha, NE 68137



B.         PAYMENT OF REDEMPTION PROCEEDS.


           The redemption price per share you receive for a redemption request is the next determined net asset value after the Transfer Agent receives your written request in proper form with all required information. The Transfer Agent will mail a check in the amount of the redemption proceeds no later than the 7th day after it receives the written request in proper form with all required information.

C.         RETIREMENT ACCOUNTS.

           To sell or redeem shares in an IRA or other retirement account, please contact the Investment Adviser at 72 South Main Street, Canandaigua New York 14424 by calling (800) 724-2621 ext. 0600 or ask the operator for the Investment Division to request the appropriate distribution form and for additional instructions.



           HOW TO EXCHANGE SHARES

           Shares in either Fund may be exchanged, without cost, for shares in the other Fund. To participate in the program you must do the following:


           Contact the Transfer Agent by writing Orbitex Data Services, Inc., 4020 South 147th St., Omaha, NE 68137. or by calling 1-888-693-9276 to request the appropriate form to enroll in this program, giving you the option of exchanging shares between Funds.

           o Once enrolled, exchanges may be made over the telephone but only between Fund accounts registered in the same name, address and taxpayer identification number. Exchanges are subject to the requirements for initial and subsequent investments, provided to you by the Transfer Agent upon

           o    enrollment in the program, as in effect from time to time.

           o The Transfer Agent uses procedures designed to confirm that instructions received by telephone are genuine, including requiring certain identifying information prior to acting on such instructions, recording telephone instructions and sending written confirmation of the telephone instructions received. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions and are followed, neither the Funds,

           o the Investment Adviser nor the Transfer Agent is responsible for any loss, expense or cost arising from any such transaction.

           o Any exchange of shares will be based on the net asset values of the shares involved next computed after receipt of an exchange order. Exchanges are subject to determination by the Transfer Agent that the investment instructions are complete.

           DIVIDENDS, DISTRIBUTIONS AND TAX INFORMATION ON YOUR SHARES

                           DIVIDENDS AND DISTRIBUTIONS

           Each Fund distributes substantially all of its net investment income and substantially all of its capital gain annually prior to the close of the fiscal year in which the gains are earned. You have two distribution options:

           o AUTOMATIC REINVESTMENT OPTION - both dividend and capital gains distributions will be reinvested in additional Fund shares.

           o ALL CASH OPTION - both dividend and capital gains distributions will be

           o    paid in cash.

           Unless an election is made on the New Account Application selecting the All Cash Option, the Automatic Reinvestment Option will be applied to each account.

                                      TAXES

           Each Fund intends to qualify and elect to be treated each year as a "regulated investment company" for federal income tax purposes. A regulated investment company is not subject to regular income tax on any income or capital gains distributed to its shareholders if it, among other things, distributes at least 90% of its investment company taxable income to them within applicable time periods.

           Each Fund intends on making distributions to shareholders that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). For federal income tax purposes, dividends and distributions are taxable to you whether paid in cash or reinvested in additional shares. You may also be liable for tax on any gain realized upon the redemption of shares in either Fund.


            An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the initial Fund's shares and any gain on the transaction may be subject to federal income tax.


           Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax advisor to assess the federal, state and local tax consequences of investing in the Funds. This discussion is not intended to address the tax consequences of an investment by a non-resident alien.

           The Investment Adviser will purchase and sell securities with primary concern being the investment performance of the portfolios rather than tax considerations of the shareholders.

                              FINANCIAL HIGHLIGHTS

           The following financial highlights tables are intended to help you understand each Fund's financial performance for the period of each Fund's investment operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Eldredge, Fox & Porretti, LLP, independent auditors, whose report, along with The Funds' financial statements, are included in the Annual Report, which is available upon request.






                             THE CANANDAIGUA FUNDS
                             CANANDAIGUA BOND FUND
                              FINANCIAL HIGHLIGHTS




                                                       For the         For the         For the          For the         For the
                                                     year ended      year ended      year ended      year ended      year ended
                                                    Dec. 31, 2001   Dec. 31, 2000   Dec. 31, 1999    Dec. 31, 1998   Dec. 31, 1997
                                                    -------------   -------------   -------------    -------------   -------------

SELECTED PER SHARE DATA:
   (For a share outstanding throughout
     each period)
   Net Asset Value, beginning of period.............     $ 13.67        $ 13.16         $ 14.14         $ 13.53         $ 12.54

Income (Loss) from investment operations -
   Net investment income (loss) (a).................        0.76           0.76            0.74            0.77            0.70
   Net realized and unrealized gains (losses)
     on investments.................................        0.41           0.49           (0.98)           0.45            0.29
   Total income (loss) from investment operations...        1.17           1.25           (0.24)           1.22            0.99

 Less distributions (b)
   Dividends from net investment income.............       (0.78)         (0.74)          (0.74)          (0.61)
   Distributions from net realized gains............           -              -               -               -
   Total dividends and distributions................       (0.78)         (0.74)          (0.74)          (0.61)

   Net Asset Value, end of period...................     $ 14.06        $ 13.67         $ 13.16         $ 14.14         $ 13.53

   Total Return (c).................................       8.71%          9.82%          (1.71%)          9.05%           7.89%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (000's omitted)........     $ 1,055        $ 1,160         $ 1,093           $ 957           $ 666
   Ratio of Net Expenses to Average
      Net Assets (a)................................       0.42%          0.45%           0.38%           0.46%           0.77%
   Ratio of Gross Expenses to Average
      Net Assets (a)................................       5.45%          5.34%           5.51%           7.13%           3.19%
   Ratio of Net Investment Income
      to Average Net Assets.........................       5.46%          5.68%           5.41%           5.47%           5.38%
   Portfolio Turnover Rate..........................      15.11%         12.15%           4.67%           9.04%           8.44%




           (a) The investment management fees for the Bond Fund were reduced from 1% to .5% of assets annually from April, 1994 through July, 1997 and to zero from August 1, 1997 through December 31, 2001. In addition, during the periods presented, certain administrative expenses of the Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Fund. The resulting per share savings to the Bond Fund related to these fees and expenses were $.56, $.65, $.70, $.94 and $.31 for the years ended December 31, 2001, 2000, 1999, 1998, and 1997, respectively.

           (b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.

           (c) Assumes reinvestment of dividends and capital gains distribution, if any.


                             THE CANANDAIGUA FUNDS
                             CANANDAIGUA EQUITY FUND
                              FINANCIAL HIGHLIGHTS




                                                        For the         For the         For the         For the          For the
                                                      year ended      year ended      year ended      year ended      year ended
                                                     Dec. 31, 2001   Dec. 31, 2000   Dec. 31, 1999   Dec. 31, 1998    Dec. 31, 1997
                                                     -------------   -------------   -------------   -------------    -------------

SELECTED PER SHARE DATA:
   (For a share outstanding throughout
     each period)
   Net Asset Value, beginning of period................  $ 27.01         $ 26.71         $ 22.80         $ 19.40         $ 16.67

Income (Loss) from investment operations -
   Net investment income (loss) (a)....................    (0.06)          (0.20)          (0.20)          (0.06)              -
   Net realized and unrealized gains (losses)
     on investments....................................    (7.91)           1.59            7.85            3.46            2.73
   Total income (loss) from investment operations....      (7.97)           1.39            7.65            3.40            2.73

 Less distributions (b)
   Dividends from net investment income...............         -               -               -
   Distributions from net realized gains...............    (0.05)          (1.09)          (3.74)
   Total dividends and distributions...................    (0.05)          (1.09)          (3.74)

   Net Asset Value, end of period......................  $ 18.99         $ 27.01         $ 26.71         $ 22.80         $ 19.40

   Total Return (c)....................................  (29.49%)          5.12%          33.70%          17.53%          16.38%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (000's omitted)...........  $26,848         $40,208         $35,237         $23,568         $17,787
   Ratio of Net Expenses to Average
      Net Assets (a)...................................    1.35%           1.32%           1.37%           1.14%           1.15%
   Ratio of Gross Expenses to Average
      Net Assets (a)...................................    1.42%           1.38%           1.45%           1.50%           1.44%
   Ratio of Net Investment Income
      to Average Net Assets............................   (0.27%)         (0.67%)         (0.77%)         (0.31%)          0.00%
   Portfolio Turnover Rate.............................  122.91%         144.68%         224.59%         314.28%         398.23%


           (a) Through December 31, 1998 certain administrative expenses of the Equity Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Equity Fund, resulting in per share savings of $.08 and $.05 for the years ended December 31, 1998 and 1997, respectively. Beginning fiscal 1999, the Equity Fund paid for its administrative fees other than professional legal fees and Board of Trustee fees and expenses assumed by the investment manager of the Equity Fund, resulting in a per share savings of $.01, $.02, and $.02 for the years ended December 31, 2001, 2000 and 1999, respectively.

           (b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.

           (c) Assumes reinvestment of the dividends and capital gains distribution, if any.


                                PRIVACY STATEMENT

At THE CANANDAIGUA FUNDS we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

           o  Account applications and other required forms,

           o  Written, oral, electronic or telephonic communications and

           o  Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing our investors. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safe guards that comply with federal standards to guard nonpublic personal information of our investors.

                             ADDITIONAL INFORMATION

           To learn more about the Funds you may want to read the Funds' Statement of Additional Information, or SAI, which contains additional information about the Funds. The Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

           You also may learn more about the Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year.

           The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling (800) 724-2621 ext. 0600 or by asking the operator for the Investment Division.

           Prospective investors and shareholders who have questions about the Funds may write to:

                              The Canandaigua Funds
                 The Canandaigua National Bank and Trust Company
                              72 South Main Street
                           Canandaigua, New York 14424

                                    Or call:
                            (800) 724-2621 ext. 0600

           The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (please call 1-202-942-8090 for information on the operations of the Public Reference Room). Reports and other information about the Funds are also available at the Securities and Exchange Commission's Internet Site at http://www.publicinfo@sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102

           Please refer to the Funds Investment Company Act File No. 811-7322 when seeking information about the Funds from the Securities and Exchange Commission.

                                   APPENDIX A

Description of Standard & Poor's Corporation's corporate bond ratings of BBB or better:

AAA- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Description of Moody's Investor Service, Inc.'s corporate bond ratings of Baa or better:

AAA- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than Aaa securities.

A- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                       STATEMENT OF ADDITIONAL INFORMATION

                              THE CANANDAIGUA FUNDS



                  This Statement of Additional Information sets
                   forth certain additional information about
                             The Canandaigua Funds,
             an open-end diversified management investment company.

                             ----------------------





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE INFORMATION HEREIN SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE CANANDAIGUA FUNDS DATED August 28, 2002, A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE FUNDS, C/O ORBITEX DATA SERVICES, INC., 4020 SOUTH 147TH STREET, SUITE 2, OMAHA, NE 68137 OR BY CALLING 1-888-693-9276.





                                 August 28, 2002

                                TABLE OF CONTENTS

The Canandaigua Funds
.........................................................................2
Investment Restrictions
.........................................................................3
Other Investment Policies
.........................................................................4
Additional Information about Investments................................5
Additional Risks........................................................5
Management of The Canandaigua

Funds...................................................................7
         TRUSTEES AND OFFICERS
.........................................................................7
         INVESTMENT ADVISOR
.........................................................................9
         DISTRIBUTOR
........................................................................11
         TRANSFER AGENT AND ADMINISTRATOR
....................................................................... 11
         CUSTODIAN
........................................................................12
         CODE OF ETHICS
........................................................................12
Net Asset Value
........................................................................12
Performance Information
........................................................................14
Portfolio Transactions
........................................................................17
Tax Information
........................................................................18
Organization and Capitalization
........................................................................19
         PRINCIPAL SHAREHOLDERS
........................................................................21
Independent Accountants
........................................................................21
Financial Statements
........................................................................21



                              THE CANANDAIGUA FUNDS

         The Canandaigua Funds is registered with the SEC as an open-end diversified management investment company (or mutual fund) consisting of two separate, diversified series: the Canandaigua Equity Fund (the "Equity Fund") and the Canandaigua Bond Fund (the "Bond Fund") (individually referred to as a "Fund" and collectively as the "Funds"). Additional funds may be created by the Trustees from time to time. The Canandaigua National Bank and Trust Company, acts as investment advisor to both Funds.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Canandaigua Funds dated August 28, 2002 or supplemented from time to time. A copy of the Prospectus may be obtained without charge by calling 1-888-693-9276 or by writing to the Funds, c/o Orbitex Data Services, Inc., 4020 South 147th Street, Suite 2, Omaha, NE 68137.


         The EQUITY FUND seeks long-term growth of asset values through capital appreciation and dividend income.

         The BOND FUND seeks to earn a high level of current income with consideration also given to safety of principal.

                             INVESTMENT RESTRICTIONS

         The following investment restrictions are fundamental to both the Equity Fund and the Bond Fund and cannot be changed for either Fund without the approval of the holders of a majority of the outstanding shares of the affected Fund. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of a Fund, which is defined in the Investment Company Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of that Fund. An investment policy that is not "fundamental" may be changed by vote of a majority of the Board of Trustees of The Canandaigua Funds at any time.

         As a matter of fundamental policy, neither Fund may:

         (a) Purchase securities of any issuer (except securities issued or guaranteed as to principal or interest by the United States Government, its agencies or instrumentalities) if as a result more than 5% of the value of the total assets of that Fund would be invested in the securities of such issuer or both Funds together would own more than 10% of the outstanding voting securities of such issuer (for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues omitted to meeting interest and principal payments of each security);

         (b) Invest in companies for the purpose of exercising control;

         (c) Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Fund is required to maintain asset coverage of 300% for all borrowing (except with respect to cash collateral received as a result of portfolio securities lending);

         (d) Pledge, mortgage or hypothecate more than 10% of the total value of its assets;

         (e) Issue senior securities;

         (f) Underwrite any issue of securities;

         (g) Purchase or sell real estate or real estate mortgage loans (but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities in real estate operations);

         (h) Make loans to other persons, except that either Fund may make time or demand deposits with banks, may purchase bonds, debentures or similar obligations that are publicly distributed, may loan its securities in an amount not in excess of 10% of the total value of its assets and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the total value of its assets;

         (i) Purchase securities on margin or sell securities short;

         (j) Purchase or retain securities of an issuer if the members of The Canandaigua Fund's Board of Trustees, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;


         (k) Purchase or sell commodities or commodity contracts;

         (l) Invest its assets in securities of other investment companies except as part of a merger, consolidation, reorganization or purchase of assets approved by the shareholders of the Fund involved in such transaction;

         (m) Invest in or sell puts, calls, or otherwise engage in interests in oil, gas or other mineral exploration or development programs;

         (n) Purchase any securities that would cause more than 25% of the value of that Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry (except that there is no limitation with respect to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);

         (o) Invest more than 10% of the total value of its assets in nonmarketable securities (including repurchase agreements and time deposits maturing in more than seven days but excluding master demand notes and other securities payable on demand). If through the appreciation of nonmarketable securities, or the depreciation of marketable securities, a Fund has more than 10% of its assets invested in nonmarketable securities, that Fund will reduce its holdings of nonmarketable securities to 10% or less of its total assets as soon as practicable;

         (p) Purchase securities of foreign issuers (except for American Depository Receipts that are traded on a U.S. securities exchange or on The NASDAQ Stock Market; or

         (q) Purchase or engage in futures contracts.

If a percentage restriction is adhered to at the time of investment, then except as noted in (o) above, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.


                            OTHER INVESTMENT POLICIES

            The following investment policies are not fundamental and may be changed by the Board of Trustees of The Canandaigua Funds without the approval of the shareholders of the affected Fund:

         The Funds will not invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or which are not readily marketable, except for master demand notes, other securities payable upon demand, repurchase agreements and instruments evidencing loans of securities. Such securities may, however, become a part of a Fund's assets through a merger, exchange or recapitalization involving securities already held in a Fund.

         Either Fund may, to the extent consistent with its investment objectives, invest in master demand notes. A master demand note is a facility, typically maintained by a bank, pursuant to which monies are lent on a daily basis to a corporate borrower by a group of purchasers in amounts and at rates negotiated daily. The loan is payable on demand. As with other debt obligations, there is a risk that the borrower will fail to repay the obligation.



                    ADDITIONAL INFORMATION ABOUT INVESTMENTS

           As a non-principal strategy, for liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 10% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments.

           For the Bond Fund, the Investment Adviser will consider investing in securities issued or guaranteed by the following governmental agencies:
Government National Mortgage Association. Federal National Mortgage Association, Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Student Loan Marketing Association.

           Some of these securities, such as debenture obligations of the Farmers Home Administration and securities of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal Farm Credit Banks, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to any of the foregoing when not obligated to do so by law.


                                ADDITIONAL RISKS

PREPAYMENT RISKS: Issuers of securities held by the Bond Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

RISKS OF SMALL-SIZED COMPANIES: The Fund may invest in companies with small market capitalization. Market capitalization refers to the total market value of the outstanding stock of a company. Small cap companies generally have a market capitalization of under $1 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Fund to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Fund's ability to obtain market quotations based on actual trades in order to value the Fund's securities. Small cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small cap companies may not pay a dividend. Although income is not a primary goal of the Fund, dividends can cushion returns in a falling market.



                       MANAGEMENT OF THE CANANDAIGUA FUNDS

                              TRUSTEES AND OFFICERS

           Information pertaining to the Trustees, Advisory Trustees and officers of The Canandaigua Funds, including their principal occupations for the last five years, is set forth below.


                                            TERM OF OFFICE                                         NUMBER OF
                                             AND LENGTH                                          PORTFOLIOS IN            OTHER
                                                 OF                                              FUND COMPLEX          DIRECTORSHIPS
                            POSITION(S)         TIME           PRINCIPAL OCCUPATION               OVERSEEN BY             HELD BY
NAME, AGE AND ADDRESS        WITH FUND         SERVED          DURING PAST FIVE YEARS              TRUSTEE                TRUSTEE
---------------------        ---------         ------          ----------------------              -------                -------

DISINTERESTED TRUSTEES

Robert N. Coe, 52             Trustee                     President and co-owner,                     2                    None
c/o The Canandaigua Funds                                 W.W. Coe & Son, Inc.
72 South Main Street                                      (independent insurance
Canandaigua, NY 14424                                     agency)
                                                          Canandaigua, New York

Robert J. Craugh, 79          Trustee,                    Retired since 1987; prior thereto,          2                    None
c/o The Canandaigua Funds   Chairman of                   Senior Vice President-Operations,
72 South Main Street         the Board                    Canandaigua National Bank and
Canandaigua, NY, 14424                                    Trust Company, Canandaigua, NY

James W. Doran, 64             Trustee                    President, FFTH Properties, FFT Senior      2                    None
c/o The Canandaigua Funds                                 Communities, Inc.; Vice President and
72 South Main Street                                      Regional Sales Manager, Chase and
Canandaigua, NY 14424                                     Manhattan Bank

Donald C. Greenhouse, 66       Trustee,                   President and owner, Seneca Point           2                    None
c/o The Canandaigua Funds    Secretary and                Associates, Inc. (business consultants)
72 South Main Street          Treasurer
Canandaigua, NY 14424

William B. Rayburn, 77        Trustee                     Retired since March 1988; prior thereto,    2                  Director,
C/o The Canandaigua Funds                                 President, Chairman, and Chief Executive                       Venture
72 South Main Street                                      Officer, Snap On Tools Corp                             Capital Investing
Canandaigua, NY  14424

INTERESTED TRUSTEES

Jay J. Bachstein, 38       Advisory Trustee               Assistant Vice President                   2                      None
72 South Main Street                                      and Investment Officer of
Canandaigua, NY 14424                                     the Advisor since July 1999;
                                                          Assistant Vice-president
                                                          and Investment Officer of
                                                          Factory Point National Bank
                                                          from July 1997 to July 1998
                                                          (bank trust department);

                                                           Account Executive, Morgan Stanley
                                                           Dean Witter from September 1995
                                                           to August 1997 (broker-dealer).





           COMPENSATION OF THE BOARD OF TRUSTEES. Trustees receive $200.00 from The Canandaigua Funds for each Board and Committee meeting attended, together with reimbursement of reasonable expenses incurred.


                               COMPENSATION TABLE


 ====================== ===================== ===================================== ====================== =======================
          (1)                    (2)                          (3)                            (4)                    (5)
 ====================== ===================== ===================================== ====================== =======================

         NAME                 AGGREGATE          PENSION OR RETIREMENT BENEFITS           ESTIMATED                TOTAL
  OF PERSON, POSITION        COMPENSATION       ACCRUED AS PART OF FUND EXPENSES           ANNUAL               COMPENSATION
                              FROM FUND                                                   BENEFITS             FROM FUND AND
                                                                                            UPON                FUND COMPLEX
                                                                                          RETIREMENT                 PAID TO
                                                                                                                  TRUSTEES
  -------------------        ------------       --------------------------------           ------               ------------

 Robert N. Coe,                 $1000.00                       $0                            $0                   $1000.00
 Trustee

 Robert J. Craugh,
 Chairman of  the               $1400.00                       $0                            $0                   $1400.00
 Board, Trustee

 James W. Doran,
 Trustee

 Donald C. Greenhouse,          $1000.00                       $0                            $0                   $1000.00
 Trustee, Secretary
 and Treasurer

 William B. Rayburn,            $1000.00                       $0                            $0                   $1000.00
 Trustee

 *ADVISORY TRUSTEES

 Jay J. Bachstein,
 Advisory Trustee
                                $ 800.00                       $0                            $0                   $1000.00





                                  N/A                          $0                            $0                      $0

   ====================== ======================= ===================================== ====================== ==============

  * Advisory Trustees receive no compensation from The Canandaigua Funds for their service in such capacity.


         As permitted by the regulations of the Federal Reserve Board under the Glass-Steagall Act and the Bylaws of The Canandaigua Funds, the Board of Trustees has established an Advisory Board of Trustees. The purpose of the Advisory Board is to advise the Board of Trustees with respect to investment policies and related matters. Members of the Advisory Board are selected for their expertise in investment matters by the Board of Trustees, are appointed by the Board of Trustees, serve for one-year terms, have no vote with respect to any matters, and can be removed by the Board of Trustees at any time.


                               INVESTMENT ADVISOR

         The Canandaigua National Bank & Trust Company, 72 South Main Street, Canandaigua, New York 14424 is the Investment Advisor ("Advisor") for each Fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement") that The Canandaigua Funds has entered into with the Advisor on behalf of each Fund.

         The Investment Advisory Agreement provides that the Advisor will provide each Fund with investment research, advice and supervision and will furnish continuously an investment program for that Fund consistent with the investment objectives and policies of that Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory, research and statistical data and related clerical expenses.

         Under the terms of the Investment Advisory Agreement, the Advisor manages the investment of the assets of each Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Advisor to make investment decisions for each Fund and to provide continuous supervision of the investment portfolios of each Fund. The Advisor has agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, certain clerical, accounting and bookkeeping services, and certain other services required by each Fund.

         The Advisor pays all expenses incurred by it in connection with acting as investment manager, other than costs (including taxes and brokerage commissions, if any) of securities purchased for the Funds. Expenses incurred by the Advisor in connection with acting as investment advisor include the costs of accounting, data processing, bookkeeping and internal auditing services (other than costs related to shareholder account servicing), and rendering periodic and special reports to the Board of Trustees. The Advisor pays for all employees, office space and facilities required by it to provide services under the Investment Advisory Agreement, except for specific items of expense referred to below.

         Under the terms of the Investment Advisory Agreement, the Advisor is obligated to manage each Fund in accordance with applicable laws and regulations, including the regulations and rulings of the United States Comptroller of the Currency relating to fiduciary powers of national banks. In accordance with these regulations, the Advisor will not invest the Funds' assets in stock or obligations of, or property acquired from, the Advisor, its affiliates or directors, officers or employees or other persons with substantial connections, with the Advisor, and assets of the Funds will not be sold or transferred, by loan or otherwise, to the Advisor or persons connected with the Advisor as described above, except that in accordance with applicable regulations of the Comptroller of the Currency, assets of the Funds may be placed in deposits with the Advisor pending investment or distribution.

         For its services under the Investment Advisory Agreement, the Advisor is paid with respect to each Fund a monthly management fee at the annual rate of 1.00% of each Fund's average daily net assets. During the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the Equity Fund paid the Advisor a net total of $296,337,$414,289 and $286,368, respectively, in aggregate advisory fees, which amounted to 0.94% of that Fund's average annual net assets for each period. During the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the Bond Fund did not pay the Advisor any net advisory fee. For the last three fiscal years, the Advisor has voluntarily waived all Advisor fees for the Bond Fund.

           Except for the expenses described above which have been assumed by the Advisor, all expenses incurred in administration of The Canandaigua Funds will be charged to the Funds or to a particular Fund, as the case may be, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of The Canandaigua Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including subcustodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; and insurance premiums. The Canandaigua Funds is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund including the expenses of communications with its shareholders, are paid by that Fund. Expenses that are general liabilities of The Canandaigua Funds are allocated to the Equity Fund and the Bond Fund in proportion to the total net assets of each Fund.

         OTHER INFORMATION. The Investment Advisory Agreement remains in effect initially for a two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Funds (as defined in the Investment Company Act) and, in either case, by a majority of the Trustees who are not interested persons of The Canandaigua Funds or the Advisor. The Investment Advisory Agreement provides that the Advisor shall not be liable to a Fund for any error of judgment by the Advisor or for any loss sustained by the Fund except in the case of the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Funds or by either party upon 60 days' written notice. No person other than the Advisor regularly furnishes advice to the Funds with respect to the desirability of a Fund's investing in, purchasing or selling securities.

           The Advisory and Sub-Advisory Agreements for the Canandaigua Funds were renewed by the Board at a meeting held on February 13, 2002. In determining whether to renew the Agreements, the Trustees reviewed reports regarding the performance of the Canandaigua Funds as compared to the S&P 500 Index and reviewed the annualized total returns since the inception of the Funds. The Directors also reviewed the performance and expense ratios of the Funds as compared to other mutual funds of similar size and investment strategy. In conjunction with this review, the Trustees considered a comparison of the Funds taking into account, among other factors, the Fund's average net assets, gross advisor fee ratio, total other expense ratios, gross expense ratio as well as waivers and reimbursements made by the Advisor. Actual net expenses were deemed to compare favorably to other comparable funds.

           The Trustees reviewed the nature and quality of the services provided by The Investment Advisor. The Fund Manager reviewed the expense ratio of the Funds. The Compliance Officer provided certifications to the Trustees regarding their compliance with the Code of Ethics and Rule 17j-1 of the Investment Company Act. Based upon the information provided, the Board agreed that the fees to be paid to the Fund Manager were reasonable, that the overall arrangements provided under the terms of the Agreements were reasonable business arrangements, and the renewal of the Agreements was in the best interest of the Funds' shareholders.



                                   DISTRIBUTOR


         Orbitex Funds Distributor, Inc. (the "Distributor") acts as the principal underwriter and distributor of each Fund's shares and continually offers shares of the Funds pursuant to a distribution agreement approved by the Trustees. The Distributor is a Nebraska corporation, and a registered broker-dealer. Among its functions, the Distributor approves and accepts new account applications, processes subsequent account purchases and redemptions, and responds to requests for information about the Funds. For its services, the Distributor receives an annual fee of $22,750, payable monthly, plus reimbursement of expenses.



             TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR


         Under separate agreements, Orbitex Fund Services, Inc. acts as the Transfer Agent (the "Transfer Agent") Fund Accounting Agent (the "Fund Accounting Agent") and as the Administrator (the "Administrator") for each Fund.


         As Transfer Agent, Orbitex Fund Services, Inc. provides various record keeping services for the Funds, including maintenance of all Fund share ownership books and records, recording of all purchase and redemption orders, acting as dividend disbursing agent, generating transaction confirmation statements and quarterly shareholder statements of account, and distributing periodic reports and updated Fund Prospectuses to all shareholders. The Transfer Agency Agreement has been approved by the Trustees of The Canandaigua Funds.

         In its capacity as Fund Accounting Agent and Administrator of the Funds, Orbitex Fund Services, Inc. determines, for each Fund, its daily net asset value per share (see "Net Asset Value" below), calculates all dividend and capital gain distributions, maintains the Funds' corporate books and records, prepares and files required tax returns and reports, and provides general data processing, accounting and bookkeeping services to the Funds.

         The Administrative Services Agreement has been approved by the Trustees of The Canandaigua Funds. This agreement provides that, for each Fund, the Administrator will be paid a monthly fee equal to the greater of: (1) a sliding scale of $1,500 for a Fund with average net assets of under $5 million; to $2,500 for a Fund with average net assets of $20 million or more; or (2) 1/12th of 0.012% (12 basis points) of the average net assets of that Fund for the month.


                                    CUSTODIAN

         Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, serves as the custodian ("Custodian") of the assets of each Fund. The Custodian holds all securities and other assets of the Funds. The Custodial Agreement with each Fund, which the Trustees have approved, provides for the general duties of the Custodian, permissible use of subcustodians, and book entry systems of account.


                                 CODE OF ETHICS


         The Board of Trustees has approved a Code of Ethics (the "Code") under Rule 17j-1 of the 1940 Act that covers the Trust, the investment adviser and the principal underwriter. The Board of Trustees has determined that the personnel of The Canandaigua Funds may engage in personal trading in compliance with general fiduciary principles , which are incorporated into The Canandaigua Fund's Code of Ethics. This Code of Ethics substantially complies in all respects with Rule 17j-1 under the Investment Company Act, with the following exceptions: (1) the disinterested Trustees of The Canandaigua Funds are not required to pre-clear personal securities transactions, and (2) the disinterested Trustees are not provided with information about the portfolio transactions contemplated for a Fund or executed for a Fund for a period of 15 days before and after such transactions.



                                 NET ASSET VALUE

         For each Fund, net asset value ("NAV") per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.

         The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock

Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

         Except for debt securities with remaining maturities of 60 days or less, assets for which market quotations are available are valued as follows:
(a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. The Board of Trustees has determined that the values obtained using the procedures described in (c) and (d) represent the fair values of the securities valued by such procedures. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

         Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity. Thereafter the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security, unless the Trustees determine that amortized cost no longer represents fair value.

         When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

         In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Trustees.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of The Canandaigua Funds. Expenses with respect to both Funds are to be allocated in proportion to the total net assets of the respective Funds.


                             PERFORMANCE INFORMATION

         The average annual total return of each Fund is determined for a particular period in accordance with SEC Rule 482 by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.


Average annual total return (before taxes) is calculated according to the following formula:

          P(1+T)n = ERV

where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown. The maximum sales load (none for the Short-Term Government Fund and the Total Return Bond Fund and 4.50% for the Equity Fund) was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.

Average annual total return (after taxes on distributions) is calculated according to the following formula:

          P(1+T)n = ATVD

where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions); n= number of years; and ATVD=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions but not after taxes on redemptions. The maximum sales load (none for the Short-Term Government Fund and the Total Return Bond Fund and 4.50% for the Equity Fund) was deducted from the initial $1,000 investment and all dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities.

       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001

                                 THE EQUITY FUND


                                                                      SINCE
                                          PAST          PAST        INCEPTION
                                          YEAR         5 YEARS     OF THE FUND
                                                                    (9/8/92)
------------------------------------------------------------------------------

        Return before taxes              -29.49%         6.27%          9.14%

        Return after taxes on            -29.54%         5.06%          8.48%
              distributions(1)

        Return after taxes on            -17.93%         4.79%          7.57%
              distributions and sale
              of Fund shares(1)

        S&P 500(R)Index(2)               -11.88%        10.69%         13.77%




       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001

                                  THE BOND FUND


                                                                      SINCE
                                          PAST          PAST        INCEPTION
                                          YEAR         5 YEARS     OF THE FUND
                                                                    (9/8/92)
------------------------------------------------------------------------------
          Return before taxes             8.71%         6.66%         6.07%

          Return after taxes on
               distributions(1)           6.39%         4.93%         5.14%

          Return after taxes on           5.26%         4.52%         4.55%
               distributions and sale
               of Fund shares(1)

          Lehman Brothers                 8.98%         7.10%         6.64%
               Intermediate
               Government/ Corporate
               Index(3)

(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) S&P 500(R)Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses.

(3) The Lehman Brothers Intermediate Government/Corporate Index is a diversified, unmanaged index of corporate and U. S. government bonds.




                                FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

                                                    EQUITY FUND      BOND FUND
                                                    -----------      ---------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering price)                      None            None
Maximum Deferred Sales Charge (Load)                   None            None
Maximum Sales Charge (Load)
 Imposed on Reinvested                                 None            None
   Dividends and Distributions
Redemption Fee                                         None            None
                       Exchange Fee                    None            None

FUND OPERATING FEES AND EXPENSES
(Expenses that are deducted from Fund assets)
Management Fees                                        1.00%           1.00%

Distribution and/or
Service Fees (12b-1 Fees)                              0.00%           0.00%
Other Expenses                                         0.42%           4.45%

Total Fund Operating Expenses                          1.42%           5.45%

Contractual Fee Waivers
and
Expense Reimbursements                                 None(1)        -4.95%(2)
Net Annual Fund Operating Expenses                    1.42%(1)         0.50%(2)


----------
(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) * S&P 500(R)Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses.

(3) **The Lehman Brothers Intermediate Government/Corporate Index is a diversified, unmanaged index of corporate and U. S. government bonds.

                             PORTFOLIO TRANSACTIONS

         Purchases and sales of securities on a securities exchange are affected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

         Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under each Investment Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Funds and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Funds. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

         The investment advisory fees that the Funds pay to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Funds.

         Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day, and if all orders for the same security could be only partially executed during a trading day, then Fund transactions will take precedence over transactions for other clients of the Advisor.


           Securities owned by the Funds may not be purchased from or sold to the Advisor or any affiliated person (as defined in the Investment Company Act) of the Advisor except as may be permitted by the SEC and subject to the rules and regulations of the Comptroller of the Currency. Affiliated persons of the Advisor includes its parent corporation, Canandaigua National Corporation, each of their respective subsidiaries, and the officers and directors of any of such entities.

           The aggregate amounts of brokerage commissions paid by the Funds for the years ended December 31, 2001, 2000 and 1999 were $162,471, $205,586 and
$214,433, respectively.

         As of December 31, 2001, the Equity and the Bond Fund held the following securities of brokers or dealers, or their parent organizations, with which it regularly conducts business: Equity Fund: 20.000, Bond Fund: 30,000 Merrill Lynch & Co. 6.25% bonds due October 15, 2008.

                                 TAX INFORMATION

         The following discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. Shareholders should consult their own tax advisors as to the federal, state or local tax consequences of ownership of shares of the Funds in their particular circumstances.

         Each Fund is treated as a separate taxpayer for federal income tax purposes.


         Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, the Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, each Fund must, among other things distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains. As a regulated investment company, each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

         In general, any gain or loss on the redemption or exchange of a Fund's shares will be long-term capital gain or loss if held by the shareholder for more than 18 months, mid-term capital gain or loss if held for more than one year but not more than 18 months, and short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to a Fund's shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss to the extent of the capital gain distribution. For redemptions or exchanges occurring after December 31, 2001, a holding period of more than five years will entitle the shareholder to a long-term rate that is lower than the normal long-term rate.

         Dividends of a Fund's investment income and distributions of its short-term capital gains will be taxable as ordinary income. Distributions of long-term capital gains (or credited undistributed net capital gains) will be taxable as such at the appropriate rate, regardless of the length of time shares of a Fund have been held. Only dividends that reflect a Fund's income from certain dividend-paying stocks will be eligible for the federal dividends-received deduction for corporate shareholders.

         Provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax.

           If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31 percent "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares.


                         ORGANIZATION AND CAPITALIZATION

         From its inception in 1992 until February 9, 1998, The Canandaigua Funds were organized by the Investment Advisor as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust. In connection with this reorganization, the name of The Fund was changed from "Canandaigua National Collective Investment Fund for Qualified Trusts" to "The Canandaigua Funds."

           The Canandaigua Funds are authorized to issue an unlimited number of shares. The Trustees of The Canandaigua Funds are responsible for the overall management and supervision of its affairs. Each share represents an equal and proportionate interest in The Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Shares of The Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered by The Canandaigua Funds' Declaration of Trust (the "Declaration of Trust") and Bylaws to create, without shareholder approval, additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes.

         Unless otherwise required by the Investment Company Act or the Declaration of Trust, The Canandaigua Funds does not intend to hold annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of all outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares entitled to vote. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.


         SHAREHOLDER AND TRUSTEE LIABILITY. The Canandaigua Funds is organized as a Delaware business trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of The Canandaigua Funds. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by The Canandaigua Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that The Canandaigua Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of The Canandaigua Funds and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                             PRINCIPAL SHAREHOLDERS


         As of June 20, 2002, no shareholder of record beneficially owned more than 5% of the outstanding shares of the Equity Fund. As of the same date, the following persons owned more than 5% of the outstanding shares of the Bond Fund:


         NAME AND ADDRESS                             PERCENTAGE OF
         OF OWNER                                      BOND FUND*
         ----------------------------------------------------------

         Anthony Brindisi                                 7.64%
         417 Holiday Harbour
         Canandaigua, New York 11424


         Esther T. Wilson                                 5.79%
         251 Roseland Lane
         Canandaigua, NY 14424

--------------
* Figures shown represent percentage of shares owned both of record and beneficially by the persons indicated.


         As of June 20, 2002, the Trustees, Advisory Trustees and officers of The Canandaigua Funds as a group did not own more than 5% of the outstanding shares of either Fund, either beneficially or of record.



                             INDEPENDENT ACCOUNTANTS

         Eldredge, Fox & Porretti, LLP, 25 North Street, Canandaigua, New York 14424, independent public accountants, have been selected to examine the annual financial statements of The Canandaigua Funds and render a report thereon.


                              FINANCIAL STATEMENTS

         The financial statements of the Equity Fund and the Bond Fund for the year ended December 31, 2001 are incorporated herein by reference to the Fund's Annual Report, filed electronically with the SEC on March 1, 2002. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statement of changes in net assets, financial highlights, notes and independent auditors' reports.